UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Two Harbors Investment Corp.

(Name of Registrant as specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act rules 14a6(i)(1) and 0-11

Your Vote Counts! TWO HARBORS INVESTMENT CORP. 1601 UTICA AVENUE SOUTH, SUITE 900 ST. LOUIS PARK, MN 55416 TWO HARBORS INVESTMENT CORP. 2022 Annual Meeting Vote by May 17, 2022 11:59 PM ET You invested in TWO HARBORS INVESTMENT CORP. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 18, 2022. Vote Virtually at the Meeting* May 18, 2022 10:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/TWO2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D73008-P70676 Get informed before you vote View the Notice of Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 4, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D73009-P70676 1. Election of Directors Nominees: 1c. William Greenberg 1a. E. Spencer Abraham 1d. Karen Hammond 1b. James J. Bender 1e. Stephen G. Kasnet 1f. W. Reid Sanders 1g. James A. Stern 1h. Hope B. Woodhouse 2. Advisory vote on the compensation of our executive officers. 3. Ratification of the appointment of Ernst & Young LLP to serve as our independent registered public accounting firm for our fiscal year ending December 31, 2022. NOTE: The proxies are authorized to vote in their discretion on any matter that may properly come before the Annual Meeting or any adjournment or postponement thereof. For For For For For For For For For For